UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 16, 2013

River Valley Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	0-21765	35-1984567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 Clifty Drive, P.O. Box 1590, Madison, Indiana		47250-0590
(Address of Principal Executive Offices)		(Zip Code)

(812) 273-4949
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On April 16, 2013, River Valley Bancorp issued a press release reporting its results of operations and financial condition for the first quarter ended March 31, 2013.

A copy of the press release is attached as Exhibit 99.1 to this Current Report. The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 5.07.  Submission of Matters to a Vote of Security Holders

On April 17, 2013, the Corporation held the Annual Meeting of Shareholders pursuant to due notice. Two directors were elected to the following terms, by the following votes. Holders of a total of 1,396,892 shares were present in person or by proxy at the meeting.

Director	Expiration of Term	Votes For	Votes Withheld	Broker Non-Votes
Fred W. Koehler	2016	837,460	31,867	527,565
Charles J. McKay, CPA	2016	867,240	2,087	527,565

The proposition described below, having received a vote, in person or by proxy, of more favorable votes than votes cast against the proposition, was declared to be duly adopted by the shareholders of the Corporation.

	For	Against	Abstain
Approval and ratification of the appointment of BKD, LLP as auditors for River Valley Bancorp for the year ended December 31, 2013	1,359,367	25,762	11,763

The proposition described below, having received an advisory vote, in person or by proxy, of more favorable votes than votes cast against the proposition, was declared to have been adopted:

	For	Against	Abstain	Broker Non-Votes
Approval, on an advisory basis, of compensation paid to executive officers of the Corporation as disclosed in the proxy statement	807,727	53,205	8,395	527,565

The Corporation’s shareholders voted, on an advisory basis, on the frequency of future “say-on-pay” votes as follows:

Votes
One year	834,697
Two years	6,422
Three years	22,202
Abstain	6,006
Broker Non-Votes	527,565

At the Annual Meeting, shareholders entitled to vote (excluding broker non-votes) cast over 96% of votes in favor of holding future say-on-pay votes on an annual basis. The Corporation’s Board of Directors had recommended a vote for annual frequency of say-on-pay votes. In light of this result and other factors it considered, the Board has determined that the Corporation will hold future say-on-pay votes on an annual basis until the next advisory vote on the frequency of say-on-pay votes occurs. The next advisory vote regarding the frequency of say-on-pay votes is required to occur no later than the Corporation’s 2019 Annual Meeting of Shareholders.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 16, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: April 18, 2013	River Valley Bancorp

	By:	/s/ Vickie L. Grimes
Vickie L. Grimes
Vice President of Finance

EXHIBIT INDEX

Exhibit Number	Exhibit Description	Location
99.1	Press Release, dated April 16, 2013	Attached